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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                     November 21, 2002 (November 14, 2002)


                KELLEY PARTNERS 1992 DEVELOPMENT DRILLING PROGRAM
             (Exact name of registrant as specified in its charter)

          Texas                      0-20998                    76-0373428
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)

                            1001 McKinney, Suite 900
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 652-5200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 5. Other Events

     On November 14, 2002, Kelley Partners 1992 Development Drilling Program filed a Form 15 and an amended Form 15 with the Securities and Exchange Commission to terminate registration of its units of limited and general partner interests and suspend its duty to file periodic and current reports under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, such as Forms 10-K, 10-Q and 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED this 21st day of November, 2002.

                                Kelley Partners 1992
                                Development Drilling Program

                                By:    Contour Energy E&P, LLC
                                       Managing General Partner

                                      By:    /s/ Rick G. Lester
                                         --------------------------------
                                           Rick G. Lester
                                           Manager and Chief Financial Officer

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